UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On May 29, 2012, Duke Energy Corporation (the “Company”) received notice from the plan administrator of the Duke Energy Retirement Savings Plan, the Duke Energy Retirement Savings Plan for Legacy Cinergy Union Employees (Midwest), and Duke Energy Retirement Savings Plan for Legacy Cinergy Union Employees (IBEW 1393) (collectively, the “401(k) Plan”) informing it that the Duke Energy Common Stock Fund under the 401(k) Plan will be closed for participant transactions from the close of business on June 29, 2012 until sometime during the week of July 1, 2012.  The blackout period is required by the 401(k) Plan’s recordkeeper, Fidelity Investments, in connection with a proposed 1-for-3 reverse stock split of the Company’s common stock, which will occur in connection with the proposed merger of the Company and Progress Energy, Inc.

Although the date of the closing of the merger (and the related 1-for-3 reverse stock split) has not yet been finalized, the notice was sent to the Company at this time due to the advance notice requirements of the Employee Retirement Income Security Act of 1974, as amended.

On June 4, 2012, the Company provided the attached notice to its directors and executive officers informing them that, during the blackout period, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Company’s insider trading policy, they will be unable to trade in the Company’s common stock (or related securities).  All dates contained in the attached notice assume the closing will occur on July 1, 2012, but if the closing does not occur on that date, the attached notice will be updated to reflect the actual date of the closing of the merger and the related 1-for-3 reverse stock split.  During the blackout period and for a two-year period thereafter, information about the actual beginning and ending dates of the blackout period may be obtained, without charge, by contacting Duke Energy Corporation, Attention:  Corporate Secretary, 550 South Tryon St., Charlotte, NC 28202 (telephone (704) 382-2204).

The notice to directors and executive officers of the Company is included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

99.1                 Notice to Duke Energy Corporation directors and executive officers regarding blackout period.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: June 4, 2012	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Notice to Duke Energy Corporation directors and executive officers regarding blackout period